FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2018 Third Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: During the third quarter of 2018, we voluntarily changed our accounting policy for low income housing tax credit (LIHTC) investments. The accounting change is applied retrospectively to our financial statements and all prior financial information in this exhibit has been adjusted to reflect this change. For further details on the accounting change, see Note 1 to our consolidated financial statements in our Form 10-Q for the quarter ended September 30, 2018.

NOTE 2: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used non-GAAP operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Non-GAAP operating income for the periods presented consists of net income adjusted to exclude the initial impact of changes in federal statutory income tax rates and tax laws, realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equity securities.

We use non-GAAP operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our non-GAAP operating performance without the impact of these items enhances the analysis of our results. We use non-GAAP operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	September 30, 2018	December 31, 2017
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2018 - $6,925,616; 2017 - $6,757,250)	$7,099,025	$7,291,967
Equity securities - available for sale, at fair value (cost: 2018 - $99,882; 2017 - $96,715)	103,896	104,145
Mortgage loans	1,015,618	971,812
Real estate	1,543	1,543
Policy loans	195,723	191,398
Short-term investments	25,569	17,007
Other investments	48,636	42,371
Total investments	8,490,010	8,620,243

Cash and cash equivalents	14,425	52,696
Securities and indebtedness of related parties	59,546	47,823
Accrued investment income	81,199	76,468
Amounts receivable from affiliates	7,617	3,561
Reinsurance recoverable	104,550	108,948
Deferred acquisition costs	412,046	302,611
Value of insurance in force acquired	10,821	4,560
Current income taxes recoverable	1,454	6,764
Other assets	171,754	177,764
Assets held in separate accounts	651,797	651,963

Total assets	$10,005,219	$10,053,401

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	September 30, 2018	December 31, 2017
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,451,535	$5,299,961
Traditional life insurance and accident and health products	1,789,650	1,750,504
Other policy claims and benefits	51,820	44,475
Supplementary contracts without life contingencies	310,152	322,630
Advance premiums and other deposits	268,935	267,023
Amounts payable to affiliates	1,379	1,164
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	77,958	130,425
Other liabilities	111,195	111,131
Liabilities related to separate accounts	651,797	651,963
Total liabilities	8,811,421	8,676,276

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,806,796 in 2018 and 24,919,113 shares in 2017	153,160	153,589
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2018 and 2017	72	72
Accumulated other comprehensive income	88,961	284,983
Retained earnings	948,530	935,423
Total FBL Financial Group, Inc. stockholders' equity	1,193,723	1,377,067
Noncontrolling interest	75	58
Total stockholders' equity	1,193,798	1,377,125
Total liabilities and stockholders' equity	$10,005,219	$10,053,401

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Revenues:
Interest sensitive product charges	$31,161	$28,004	$92,165	$86,661
Traditional life insurance premiums	48,124	47,087	148,712	145,783
Net investment income	105,757	102,950	310,753	307,852
Net realized capital gains (losses)	(709)	81	(1,615)	599
Net other-than-temporary impairment losses recognized in earnings	(50)	(67)	(1,090)	(133)
Other income	3,828	3,501	12,065	11,711
Total revenues	188,111	181,556	560,990	552,473

Benefits and expenses:
Interest sensitive product benefits	70,145	67,206	194,127	188,217
Traditional life insurance benefits	44,168	42,633	133,349	128,197
Policyholder dividends	2,480	2,487	7,591	7,597
Underwriting, acquisition and insurance expenses	30,834	27,535	107,621	98,229
Interest expense	1,212	1,213	3,638	3,638
Other expenses	5,061	4,971	16,281	13,862
Total benefits and expenses	153,900	146,045	462,607	439,740
	34,211	35,511	98,383	112,733
Income tax expense	(4,818)	(9,880)	(14,462)	(32,017)
Equity income, net of related income taxes	1,642	487	3,441	2,629
Net income	31,035	26,118	87,362	83,345
Net loss (income) attributable to noncontrolling interest	(25)	9	16	(20)
Net income attributable to FBL Financial Group, Inc.	$31,010	$26,127	$87,378	$83,325

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(11,110)	$37,639	$(103,164)	$157,639

Earnings per common share	$1.24	$1.04	$3.50	$3.32
Earnings per common share - assuming dilution	$1.24	$1.04	$3.50	$3.32

Cash dividends per common share	$0.46	$0.44	$1.38	$1.32
Special cash dividend per common share	$—	$—	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Revenues:
Interest sensitive product charges	$28,004	$26,275	$30,098	$30,906	$31,161
Traditional life insurance premiums	47,087	49,547	49,497	51,091	48,124
Net investment income	102,950	107,347	101,022	103,974	105,757
Net realized capital gains (losses)	81	—	(1,747)	841	(709)
Net other-than-temporary impairment losses recognized in earnings	(67)	(1,420)	(1,040)	—	(50)
Other income	3,501	3,689	4,600	3,637	3,828
Total revenues	181,556	185,438	182,430	190,449	188,111

Benefits and expenses:
Interest sensitive product benefits	67,206	63,661	61,345	62,637	70,145
Traditional life insurance benefits	42,633	44,826	45,456	43,725	44,168
Policyholder dividends	2,487	2,543	2,551	2,560	2,480
Underwriting, acquisition and insurance expenses	27,535	36,649	39,577	37,210	30,834
Interest expense	1,213	1,212	1,213	1,213	1,212
Other expenses	4,971	4,520	5,593	5,627	5,061
Total benefits and expenses	146,045	153,411	155,735	152,972	153,900
	35,511	32,027	26,695	37,477	34,211
Income tax benefit (expense)	(9,880)	72,000	(3,813)	(5,831)	(4,818)
Equity income (loss), net of related income taxes	487	(39)	660	1,139	1,642
Net income	26,118	103,988	23,542	32,785	31,035
Net loss (income) attributable to noncontrolling interest	9	(8)	23	18	(25)
Net income attributable to FBL Financial Group, Inc.	$26,127	$103,980	$23,565	$32,803	$31,010

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$37,639	$116,868	$(69,327)	$(22,727)	$(11,110)

Earnings per common share	$1.04	$4.15	$0.94	$1.31	$1.24
Earnings per common share - assuming dilution	$1.04	$4.15	$0.94	$1.31	$1.24

Cash dividends per common share	$0.44	$0.44	$0.46	$0.46	$0.46
Special cash dividend per common share	$—	$—	$1.50	$—	$—

Weighted average common shares outstanding (in thousands):
Basic	25,037	25,039	25,004	24,917	24,919
Effect of dilutive securities	18	18	16	13	11
Diluted	25,055	25,057	25,020	24,930	24,930

FBL Financial Group, Inc.
Net Income to Non-GAAP Operating Income Reconciliation and Pre-tax Non-GAAP Operating Income by Segment
(Dollars in thousands, except per share data)

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Net income attributable to FBL Financial Group, Inc.	$26,127	$103,980	$23,565	$32,803	$31,010
Net income adjustments:
Impact of change in federal tax rate (1)	—	(81,157)	—	—	(617)
Realized gains/losses on investments (2)(3)	38	656	2,223	(694)	603
Change in net unrealized gains/losses on derivatives (2)	(1,389)	(476)	509	(194)	876
Non-GAAP operating income	$24,776	$23,003	$26,297	$31,915	$31,872

Non-GAAP operating income per common share - assuming dilution	$0.99	$0.92	$1.05	$1.28	$1.28

Non-GAAP operating return on equity, excluding AOCI - last twelve months	10.3%	10.0%	10.0%	9.7%	10.5%
Non-GAAP operating return on equity, including AOCI - last twelve months	8.5%	8.3%	8.3%	8.1%	9.0%

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Impact of Adjustments on FBL Net Income
Initial impact of the Tax Act (1)	$—	$81,157	$—	$—	$617
Realized gains (losses) on investments and change in net unrealized gains/losses on equity securities and derivatives	1,911	(791)	(3,995)	1,357	(2,658)
Offsets: (4)
Change in amortization	(20)	(90)	338	(226)	725
Reserve change on interest sensitive products	187	79	199	(7)	60
Income tax	(727)	622	726	(236)	394
Net impact of net income adjustments	$1,351	$80,977	$(2,732)	$888	$(862)

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Pre-tax non-GAAP operating income by segment:
Annuity segment	$17,015	$17,211	$16,582	$15,998	$18,179
Life Insurance segment	12,620	9,856	10,897	16,381	11,958
Corporate and Other segment	4,556	5,694	3,533	5,434	7,999
Total pre-tax non-GAAP operating income	34,191	32,761	31,012	37,813	38,136
Income taxes on non-GAAP operating income	(9,415)	(9,758)	(4,715)	(5,898)	(6,264)
Non-GAAP operating income	$24,776	$23,003	$26,297	$31,915	$31,872

(1)
During the third quarter of 2018, we adjusted the provisional estimate of the impact of the Tax Act on our deferred tax assets and liabilities as of December 31, 2017. See Note 5 to our consolidated financial statements in Form 10-Q for the quarter ended September 30, 2018 for additional information.

(2) Amounts are net of offsets related to changes in amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

(3)	Beginning in 2018, amount includes changes in net unrealized gains/losses on equity securities.
(4) The items excluded from non-GAAP operating income impact the amortization of deferred acquisition costs, value of business acquired and unearned revenue reserve. Certain interest sensitive reserves as well as income taxes are also impacted.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and index annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax non-GAAP operating income. Accordingly, income taxes are not allocated to the segments. In addition, non-GAAP operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Annuity Segment

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$1,115	$1,032	$1,202	$1,217	$1,280
Net investment income	53,878	56,275	56,233	55,198	54,144
Total non-GAAP operating revenues	54,993	57,307	57,435	56,415	55,424

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits	31,385	31,096	31,286	31,393	29,037
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	537	611	504	518	374
Amortization of deferred acquisition costs	505	2,690	3,065	3,070	2,319
Amortization of value of insurance in force acquired	169	169	172	172	165
Other underwriting expenses	5,382	5,530	5,826	5,264	5,350
Total underwriting, acquisition and insurance expenses	6,593	9,000	9,567	9,024	8,208
Total non-GAAP operating benefits and expenses	37,978	40,096	40,853	40,417	37,245
Pre-tax non-GAAP operating income	$17,015	$17,211	$16,582	$15,998	$18,179

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,382,218	$4,470,721	$4,586,256	$4,576,410	$4,596,422
Deferred acquisition costs	91,802	92,116	92,400	92,377	92,442
Value of insurance in force acquired	3,695	3,526	3,354	3,182	3,017

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,884,541	$3,963,187	$4,110,232	$4,075,995	$4,096,314
Other insurance reserves	358,691	355,877	352,747	346,270	344,963
Allocated equity, excluding AOCI	267,324	272,101	272,242	269,758	270,918

Other data:
Number of direct contracts	53,218	53,250	52,991	53,184	52,925

Portfolio yield net of assumed defaults	4.58%	4.50%	4.47%	4.44%	4.43%
Credited rate	2.63	2.56	2.56	2.56	2.57
Spread on individual annuities at end of quarter (1)	1.95%	1.94%	1.91%	1.88%	1.86%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,057,952	$3,082,310	$3,109,789	$3,134,862	$3,171,359
Deposits	55,383	66,097	76,067	76,725	53,584
Withdrawals, surrenders and death benefits	(45,450)	(49,428)	(60,623)	(53,788)	(62,234)
Net flows	9,933	16,669	15,444	22,937	(8,650)

Policyholder interest	21,041	20,817	20,363	20,787	20,524
Annuitizations and other	(6,616)	(10,007)	(10,734)	(7,227)	(6,352)
Balance, end of period	3,082,310	3,109,789	3,134,862	3,171,359	3,176,881
Other interest sensitive reserves	802,231	853,398	975,370	904,636	919,433
Total interest sensitive product reserves	$3,884,541	$3,963,187	$4,110,232	$4,075,995	$4,096,314

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Life Insurance Segment

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$16,633	$14,230	$18,059	$19,079	$18,876
Traditional life insurance premiums	47,087	49,547	49,497	51,091	48,124
Net investment income	38,995	41,118	40,250	39,764	39,654
Other income	(88)	(140)	(79)	(353)	(108)
Total non-GAAP operating revenues	102,627	104,755	107,727	109,581	106,546

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits	8,289	9,506	8,393	9,093	8,697
Death benefits and other	16,569	13,204	15,241	14,709	18,475
Total interest sensitive product benefits	24,858	22,710	23,634	23,802	27,172
Traditional life insurance benefits:
Death benefits	21,530	23,707	23,735	19,297	21,888
Surrender and other benefits	7,409	8,642	10,144	10,392	8,110
Increase in traditional life future policy benefits	13,694	12,477	11,578	14,022	14,170
Total traditional life insurance benefits	42,633	44,826	45,457	43,711	44,168
Policyholder dividends	2,487	2,543	2,551	2,560	2,480
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,544	4,919	4,923	4,715	4,200
Amortization of deferred acquisition costs	1,122	4,816	4,436	4,498	2,148
Amortization of value of insurance in force acquired	375	375	373	373	373
Other underwriting expenses	14,536	14,448	16,151	14,833	14,907
Total underwriting, acquisition and insurance expenses	20,577	24,558	25,883	24,419	21,628
Total non-GAAP operating benefits and expenses	90,555	94,637	97,525	94,492	95,448
	$12,072	$10,118	$10,202	$15,089	$11,098
Equity income (loss), before tax	548	(262)	695	1,292	860
Pre-tax non-GAAP operating income	$12,620	$9,856	$10,897	$16,381	$11,958

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,942,395	$2,935,517	$2,967,238	$3,006,593	$3,031,624
Deferred acquisition costs	282,116	287,421	291,212	294,365	298,368
Value of insurance in force acquired	16,279	15,904	15,531	15,157	14,784

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$930,850	$944,690	$953,635	$966,032	$979,858
Other insurance reserves	1,933,051	1,951,565	1,964,649	1,976,014	1,995,675
Allocated equity, excluding AOCI	391,464	396,571	439,031	442,808	450,927

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Life Insurance Segment (Continued)

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,445	365,382	364,757	364,339	364,412
Number of direct policies - universal life	65,301	66,382	66,939	67,466	67,951
Direct face amounts - traditional life	$50,435,353	$50,841,581	$51,159,302	$51,524,879	$51,833,952
Direct face amounts - universal life	$7,124,265	$7,275,994	$7,383,996	$7,483,427	$7,539,216

Portfolio yield net of assumed defaults	5.12%	5.07%	5.04%	4.99%	4.98%
Credited rate	3.74	3.69	3.70	3.73	3.76
Spread on universal life at end of quarter (2)	1.38%	1.38%	1.34%	1.26%	1.22%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$916,067	$930,850	$944,690	$953,635	$966,032
Deposits	24,708	26,267	27,847	29,415	26,617
Withdrawals and surrenders	(6,668)	(5,672)	(8,110)	(7,708)	(7,577)
Net flows	18,040	20,595	19,737	21,707	19,040

Policyholder interest	7,997	8,806	7,752	8,386	7,827
Policy charges	(18,149)	(15,008)	(18,807)	(19,248)	(19,129)
Benefits and other	6,895	(553)	263	1,552	6,088
Balance, end of period	$930,850	$944,690	$953,635	$966,032	$979,858

(1)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(2)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Corporate and Other

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$10,393	$11,252	$11,021	$11,102	$10,494
Net investment income	8,719	8,788	8,411	8,777	8,349
Other income	3,589	3,829	4,679	3,990	3,936
Total non-GAAP operating revenues	22,701	23,869	24,111	23,869	22,779

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits	11,697	9,410	9,342	7,714	8,465
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	705	716	680	667	684
Amortization of deferred acquisition costs	(2,276)	904	2,512	1,876	(1,148)
Other underwriting expenses	2,045	1,607	1,402	1,506	1,698
Total underwriting, acquisition and insurance expenses	474	3,227	4,594	4,049	1,234
Interest expense	1,213	1,212	1,213	1,213	1,212
Other expenses	4,971	4,520	5,593	5,627	5,061
Total non-GAAP operating benefits and expenses	18,355	18,369	20,742	18,603	15,972
	4,346	5,500	3,369	5,266	6,807
Net loss (income) attributable to noncontrolling interest	9	(8)	23	18	(25)
Equity income, before tax	201	202	141	150	1,217
Pre-tax non-GAAP operating income	$4,556	$5,694	$3,533	$5,434	$7,999

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$647,104	$671,857	$680,285	$678,014	$684,541
Deferred acquisition costs	71,038	70,247	68,202	66,315	68,101
Separate account assets	637,746	651,963	638,751	638,061	651,797

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$369,167	$369,726	$369,022	$367,937	$371,502
Other insurance reserves	94,088	93,754	91,305	89,427	89,389
Separate account liabilities	637,746	651,963	638,751	638,061	651,797
Allocated equity, excluding AOCI	385,733	420,412	351,866	369,593	379,918

Rollforward of separate account balances:
Beginning separate account balance	$625,971	$637,746	$651,963	$638,751	$638,061
Net premiums and transfers	4,945	4,745	6,667	6,264	836
Net investment income (loss)	22,852	26,039	(3,424)	11,995	28,717
Charges, benefits and surrenders	(16,022)	(16,567)	(16,455)	(18,949)	(15,817)
Ending separate account balance	$637,746	$651,963	$638,751	$638,061	$651,797

Other data:
Number of direct contracts - variable annuity	10,017	9,857	9,671	9,491	9,343
Number of direct policies - variable universal life	37,400	36,986	36,548	36,056	35,613
Direct face amounts - variable universal life	$4,599,050	$4,549,732	$4,501,972	$4,440,315	$4,388,771

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
		(Dollars in thousands)
Annuity
Balance - beginning of period	$89,752	$91,802	$92,116	$92,400	$92,377
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	—	(103)	—
Capitalization:
Commissions	2,226	2,681	2,972	2,892	2,119
Expenses	181	237	283	313	291
Deferral of sales inducements	173	124	129	—	—
Total capitalization	2,580	3,042	3,384	3,205	2,410
Amortization - non-GAAP operating basis, before impact of unlocking	(2,307)	(2,762)	(3,157)	(3,137)	(2,616)
Amortization - unlocking, non-GAAP operating basis	1,752	—	—	—	249
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	25	34	57	12	22
Balance - end of period	$91,802	$92,116	$92,400	$92,377	$92,442

Life Insurance
Balance - beginning of period	$275,356	$282,116	$287,421	$291,212	$294,365
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	—	(357)	—
Capitalization:
Commissions	5,122	7,250	5,505	5,068	4,279
Expenses	2,298	2,309	2,391	2,559	2,257
Deferral of sales inducements	93	595	355	257	163
Total capitalization	7,513	10,154	8,251	7,884	6,699
Amortization - non-GAAP operating basis, before impact of unlocking	(5,172)	(4,973)	(4,566)	(4,679)	(4,416)
Amortization - unlocking, non-GAAP operating basis	4,351	—	—	—	2,009
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	68	124	106	305	(289)
Balance - end of period	$282,116	$287,421	$291,212	$294,365	$298,368

Corporate and Other
Balance - beginning of period	$68,546	$71,038	$70,247	$68,202	$66,315
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	—	(30)	—
Capitalization:
Commissions	83	113	142	120	86
Deferral of sales inducements	—	7	4	2	2
Total capitalization	83	120	146	122	88
Amortization - non-GAAP operating basis, before impact of unlocking	(907)	(902)	(2,568)	(1,910)	(1,240)
Amortization - unlocking, non-GAAP operating basis	3,292	—	—	—	2,458
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	24	(9)	377	(69)	480
Balance - end of period	$71,038	$70,247	$68,202	$66,315	$68,101

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
		(Dollars in thousands)
Total
Balance - beginning of period	$433,654	$444,956	$449,784	$451,814	$453,057
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	—	(490)	—
Capitalization:
Commissions	7,431	10,044	8,619	8,080	6,484
Expenses	2,479	2,546	2,674	2,872	2,548
Deferral of sales inducements	266	726	488	259	165
Total capitalization	10,176	13,316	11,781	11,211	9,197
Amortization - non-GAAP operating basis, before impact of unlocking	(8,386)	(8,637)	(10,291)	(9,726)	(8,272)
Amortization - unlocking, non-GAAP operating basis	9,395	—	—	—	4,716
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	117	149	540	248	213
Balance - end of period	444,956	449,784	451,814	453,057	458,911
Impact of unrealized gains in AOCI	(142,109)	(147,173)	(93,953)	(65,530)	(46,865)
Deferred acquisition costs	$302,847	$302,611	$357,861	$387,527	$412,046

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Non-GAAP Operating Income

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$10	$—	$—	$—	$13
Amortization of deferred acquisition costs	1,743	—	—	—	236
Changes in reserves reported in interest sensitive product benefits	(228)	—	—	—	—
Increase to pre-tax non-GAAP operating income	$1,525	$—	$—	$—	$249

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$(1,166)	$—	$—	$—	$420
Amortization of deferred sales inducements reported in interest sensitive product benefits	422	—	—	—	(209)
Amortization of deferred sales inducements reported in traditional life insurance benefits	55	—	—	—	65
Amortization of deferred acquisition costs	3,873	—	—	—	2,152
Changes in reserves reported in interest sensitive product benefits	(5,574)	—	—	—	(4,755)
Decrease to pre-tax non-GAAP operating income	$(2,390)	$—	$—	$—	$(2,327)

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$(579)	$—	$—	$—	$(667)
Amortization of deferred sales inducements reported in interest sensitive product benefits	98	—	—	—	76
Amortization of deferred acquisition costs	3,194	—	—	—	2,382
Changes in reserves reported in interest sensitive product benefits	(799)	—	—	—	—
Increase to pre-tax non-GAAP operating income	$1,914	$—	$—	$—	$1,791

Total impact of unlocking on pre-tax non-GAAP operating income	$1,049	$—	$—	$—	$(287)

FBL Financial Group, Inc.
Collected Premiums (1)

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$12,853	$17,575	$17,554	$22,514	$14,593
Renewal	14,839	18,621	20,875	16,446	11,371
Total fixed rate	27,692	36,196	38,429	38,960	25,964
Index annuity	28,118	30,174	37,665	37,442	29,183
Total individual	55,810	66,370	76,094	76,402	55,147
Group	2,323	2,115	2,716	3,436	1,186
Total Annuity	58,133	68,485	78,810	79,838	56,333

Life Insurance
Direct:
Universal life:
First year	7,331	4,746	7,157	7,962	7,140
Renewal	17,216	18,868	19,848	20,602	18,887
Total universal life	24,547	23,614	27,005	28,564	26,027
Participating whole life:
First year	2,446	3,304	2,695	3,537	3,249
Renewal	22,736	24,058	24,281	24,244	22,269
Total participating whole life	25,182	27,362	26,976	27,781	25,518
Term life and other:
First year	2,529	2,738	2,718	2,751	2,513
Renewal	24,947	25,583	26,620	26,538	25,995
Total term life and other	27,476	28,321	29,338	29,289	28,508
Total direct life insurance	77,205	79,297	83,319	85,634	80,053
Reinsurance	(5,991)	(6,902)	(7,056)	(7,734)	(6,186)
Total Life Insurance	71,214	72,395	76,263	77,900	73,867

Corporate and Other
Variable, net of reinsurance	12,204	12,554	14,529	13,575	11,424
Accident and health, net of reinsurance	98	217	55	42	43
Total Corporate and Other	12,302	12,771	14,584	13,617	11,467

Total collected premiums	$141,649	$153,651	$169,657	$171,355	$141,667

(1)	Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	September 30,	December 31,	March 31,	June 30,	September 30,
	2017	2017	2018	2018	2018
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$—	$—	$27,000	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	97,000	97,000	124,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,044,521	1,089,084	1,063,139	1,082,159	1,101,762
Total capitalization, excluding AOCI	1,144,521	1,189,084	1,163,139	1,209,159	1,201,762

Accumulated other comprehensive income	223,869	284,983	186,222	131,081	88,961
Total capitalization, including AOCI	$1,368,390	$1,474,067	$1,349,361	$1,340,240	$1,290,723

Common shares outstanding	24,933,510	24,930,526	24,837,976	24,818,209	24,818,209

Book Value per Share:
Excluding AOCI	$41.89	$43.68	$42.80	$43.60	$44.39
Including AOCI	50.87	55.12	50.30	48.89	47.98

Debt-to-Capital Ratio:
Excluding AOCI	8.4%	8.1%	8.3%	10.2%	8.1%
Including AOCI	7.1	6.5	7.1	9.2	7.5

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.2%	4.0%	4.1%	5.1%	4.0%
Including AOCI	3.5	3.3	3.6	4.6	3.8

Class A Common Ownership:
Iowa Farm Bureau Federation	59.2%	59.2%	59.5%	59.5%	59.5%
Public	40.8	40.8	40.5	40.5	40.5
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2017	2017	2018	2018	2018

Investment by Type:
Fixed maturity securities	62.3%	60.7%	59.3%	58.0%	57.2%
Residential mortgage-backed	5.6	6.0	6.4	7.0	7.2
Commercial mortgage-backed	7.8	8.2	9.2	10.1	10.2
Other asset-backed	9.2	9.7	9.5	9.2	9.0
Mortgage loans	10.9	11.3	11.3	11.5	12.0
Equity securities	1.5	1.5	1.2	1.2	1.2
Other	2.7	2.6	3.1	3.0	3.2

Quality of Fixed Maturity Securities:
AAA, AA, A	64.4%	65.4%	66.1%	67.6%	68.0%
BBB	32.0	31.1	30.4	29.5	29.2
BB	2.5	2.4	2.5	2.0	1.8
<BB	1.1	1.1	1.0	0.9	1.0

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,213	1,192	1,168	1,132	1,145
6 life partner states and Colorado	653	648	657	655	665
	1,866	1,840	1,825	1,787	1,810

FBL Financial Group, Inc.
Income Taxes
(Dollars in thousands)

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Income tax benefit (expense)	$(9,880)	$72,000	$(3,813)	$(5,831)	$(4,818)
Tax on equity income	(262)	21	(176)	(303)	(435)
Net income adjustments:
Impact of change in federal tax rate	—	(81,157)	—	—	(617)
Income tax offset on net income adjustments	727	(622)	(726)	236	(394)
Income taxes on non-GAAP operating income	$(9,415)	$(9,758)	$(4,715)	$(5,898)	$(6,264)

Income taxes on non-GAAP operating income before benefits of LIHTC investments	$(10,755)	$(10,770)	$(5,642)	$(6,824)	$(7,148)
Amounts related to LIHTC investments	1,340	1,012	927	926	884
Income taxes on non-GAAP operating income	$(9,415)	$(9,758)	$(4,715)	$(5,898)	$(6,264)